Exhibit 32
Certification of
the Chief Executive Officer and Chief Financial Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. 1350)
     In connection with this Quarterly Report on Form 10-Q of Telecomunicaciones de Puerto Rico, Inc. (the “Company”) for the quarterly period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Cristina M. Lambert, as Chief Executive Officer of the Company, and Héctor Houssay, as Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:
1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s / Cristina M. Lambert		/s/ Héctor Houssay

By:	Cristina M. Lambert	By:	Héctor Houssay
Title:	Chief Executive Officer	Title:	Chief Financial Officer
Date:	August 14, 2006	Date:	August 14, 2006